UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2018

FIVE OAKS INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

540 Madison Avenue, 19th Floor

New York, New York 10022

(Address of principal executive offices)

(212) 257 5073

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The Management Agreement

On January 18, 2018, Five Oaks Investment Corp. (the “Company”) entered into a Management Agreement (the “Management Agreement”) with Hunt Investment Management, LLC (the “Manager”) pursuant to which the Manager will implement the Company’s business strategies subject to the oversight of the Company’s board of directors (the “Board”) and is responsible for the Company’s day to day operations and to perform, or cause to be performed, corporate office functions for the Company including, supplying the Company with a management team, including a Chief Executive Officer and a Chief Financial Officer or similar positions, along with appropriate support personnel, to provide the management services to be provided by the Manager to the Company under the Management Agreement.

Term and Termination. The initial term of the Management Agreement ends on January 18, 2021. The Management Agreement will automatically renew for successive one year terms beginning January 18, 2021 and each January 18 thereafter, unless it is sooner terminated upon written notice delivered no later than 180 days prior to a renewal date by the affirmative vote of at least two-thirds (2/3) of the independent directors of the Board or by a vote of at least two-thirds of the Company’s outstanding shares of common stock, based upon a determination that (a) the Manager’s performance is unsatisfactory and materially detrimental to the Company or (b) the compensation payable to the Manager under the Management Agreement is not fair to the Company (provided that in the instance of (b), the Company shall not have the right to terminate the Management Agreement if the Manager agrees to continue to provide services under the Management Agreement at fees that at least two-thirds of the independent directors of the Board determine to be fair, provided further that in the instance of (b), the Manager will be afforded the opportunity to renegotiate its compensation prior to termination). The Company may also terminate the Management Agreement at any time, including during the initial term, without the payment of any termination fee, with at least 30 days’ prior written notice from the Company “for cause” as described in the Management Agreement. In the event of a termination of the Manager other than a termination for cause, the Company is required to pay a termination fee to the Manager. The termination fee is equal to three times the sum of (a) the average annual Base Management Fee and (b) the average annual Incentive Fee, in each case, earned by the Manager during the twenty four month period immediately preceding the effective date of termination, calculated as of the end of the most recently completed fiscal quarter before the effective date of termination.

Fees and Expense Reimbursements. Under the Management Agreement, the Company is responsible for paying the Manager the following:

•	Base Management Fee. The Company is required to pay the Manager an annual base management fee equal to 1.5% of Stockholders’ Equity (as defined in the Management Agreement), payable quarterly (0.375% per quarter) in arrears.

•	Incentive Fee. Starting in the first full calendar quarter following the first anniversary of the closing, the Company is required to pay the Manager a quarterly incentive fee, payable in arrears in cash. The incentive fee is generally calculated as the excess of (A) the product of (1) 20% and (2) the excess of (x) Core Earnings (as defined in the Management Agreement) for the previous twelve (12)-month period, over (y) the product of (I) the Stockholder Equity in the previous twelve (12)-month period, and (II) 8% per annum, over (B) the sum of any Incentive Compensation paid to the Manager with respect to the first three fiscal quarters of such previous twelve month period, which incentive fee structure is appropriately adjusted with respect to the first, second, third and fourth full fiscal quarters immediately following the first anniversary of the closing to take into account that no such prior twelve (12)-month period will exist during such fiscal quarters.

For purposes of the calculation of base management fees and incentive fees payable to the Manager, “Core Earnings” is defined as net income (loss) attributable to the holders of the Company’s common stock or, without duplication, owners of the Company’s subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) the incentive compensation paid or payable to Manager, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions between the Manager and the Board and approval by a majority of the independent directors of the Board.

•	Termination Fee. In the event the Management Agreement is terminated by the Company other than for cause or by the Manager for cause, the Company will be required to pay the Manager the termination fee as described above.

•	Expense Reimbursement. The Company is required to reimburse the Manager for costs associated with (i) an allocable share of the costs of non-investment personnel of Manager and its affiliates who spend all or a portion of their time managing the Company’s affairs and operations, (ii) the Company’s CFO and (iii) the Company’s general counsel, in each case, based on a percentage of his time spent on the Company’s affairs. Such reimbursement is subject to a cap of 1.5% of the average Stockholders’ Equity for the applicable fiscal year. The Company is also required to reimburse the Manager for other costs and expenses associated with the Company’s operations, including but not limited to, the costs and expenses associated with the formation and capital raising activities of the Company, rent, utilities, office furniture, equipment, machinery and other overhead type expenses, the costs of legal, accounting, auditing, tax planning and tax return preparation, consulting services, and insurance.

Mutual Termination of Oak Circle Capital Partners LLC

On January 18, 2018, the Company and Oak Circle Capital Partners LLC (“Oak Circle”), entered into a Termination Agreement (“Termination Agreement”) pursuant to which the Company and Oak Circle agreed to mutually and immediately terminate that certain management agreement, dated May 16, 2012, by and between the Company and Oak Circle. Under the terms of the Termination Agreement, the termination of the management agreement with Oak Circle did not trigger, and Oak Circle was not paid, a termination fee by the Company.

Private Placement

Simultaneously with the execution of the Management Agreement, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Hunt Companies Equity Holdings, LLC (“HCEH”), an affiliate of the Manager for the sale of 1,539,406 shares of the Company’s common stock, at a price of $4.77 per share, resulting in aggregate gross proceeds of $7,342,966.62. The Company relied on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933.

In connection with the consummation of the transactions contemplated by the Securities Purchase Agreement, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), providing HCEH with certain demand and piggyback registration rights in respect of shares of the Company’s common stock that HCEH owns or may acquire from time to time.

In addition, the Company and HCEH entered into a Shareholder Agreement (the “Shareholder Agreement”), pursuant to which, the Company granted to HCEH the right to designate one designee to the Company’s Board. The right granted to HCEH expires at such time as HCEH’s and its affiliates “beneficial ownership” of the Company’s common stock as determined pursuant to Rule 13d-3 under the Exchange Act of 1934, is less than 5%.

Cancellation of Warrants

On January 18, 2018, the Company and XL Investments Ltd entered into a Warrant Termination Agreement (the “Warrant Termination Agreement”) pursuant to which, the Company and XL Investments Ltd agreed to cancel all of the warrants issued to XL Investments Ltd pursuant to that certain Warrant to Purchase shares of common stock of Five Oaks by and between the Company and XL Investments Ltd dated September 29, 2012, as amended. Prior to their cancellation, such warrants represented the right to purchase 3,753,492 shares of the Company’s common stock.

The foregoing summary of the Management Agreement, Securities Purchase Agreement, Registration Rights Agreement, Shareholder Agreement, Termination Agreement and Warrant Termination Agreement is not complete and is qualified in its entirety by reference to such agreements, a copy of each of which is filed to this Current Report on Form 8-K as Exhibit 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively and incorporated in this Item 1.01 by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information relating to the termination of that certain management agreement, dated May 16, 2012, by and between the Company and Oak Circle as set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information relating to the sale of 1,539,406 shares of the Company’s common stock to HCEH as set forth in Item 1.01 above is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the transactions described in Item 1.01 of this Current Report on Form 8-K, on January 18, 2018, David Carroll resigned as President, Chief Executive Officer, Chairman of the Board and director. In connection with and subsequent to the consummation of the transactions contemplated by the Securities Purchase Agreement, on January 18, 2018, the Board elected James C. Hunt as the Company’s Chairman of the Board, appointed James P. Flynn as Chief Executive Officer and Michael Larsen as President. Mr. Hunt was appointed to the Board pursuant to the Board designation right granted to Hunt pursuant to the Shareholder Agreement.

James C. Hunt

Mr. Hunt, 47, currently serves as the CEO and President of Hunt Companies, Inc. and has been a member of the Hunt Companies, Inc. Board of Directors since 2001. In addition, he serves as CEO and is on the Board of Directors of various subsidiaries and affiliates of Hunt Companies, Inc. Mr. Hunt also oversees Hunt's private market real estate development and acquisition activities, which includes market rate residential properties and mixed-use retail developments. Mr. Hunt is responsible for establishing relationships with development and financial partners.

Mr. Hunt began his career at Hunt in 1993 as a Project Developer for Hunt's construction division, was later appointed Vice President, Executive Vice President and subsequently President.

Mr. Hunt received a B.A. in Economics and an MBA from the University of Texas, Austin.

Mr. Hunt’s qualifications to serve as a director include his extensive experience in real estate, real estate finance and corporate governance and management.

James P. Flynn

Mr. Flynn, 40, currently serves as President and Chief Investment Officer of Hunt Mortgage Group, a wholly-owned subsidiary of Hunt Companies, Inc. and affiliate of the Manager. Mr. Flynn joined Hunt Mortgage Group (formerly Centerline Capital Group) in 2007 and is a member of its executive management team and the investment and credit committees.

Prior to joining Hunt Mortgage Group, Mr. Flynn practiced law at Gibson Dunn & Crutcher LLP in its real estate practice group and prior to that Mr. Flynn was an investment banker at Lehman Brothers.

Mr. Flynn received a B.S. in Finance and Accounting from the McDonough School of Business at Georgetown University, magna cum laude and a JD from Columbia University Law School, Harlan Fiske Stone Scholar.

Mr. Flynn is a member of the California State Bar, ULI, CREFC, MBA, and NAREIM.

Michael Larsen

Mr. Larsen, 38, currently serves as Senior Managing Director, Chief Financial Officer and Chief Operating Officer of Hunt Mortgage Group, a wholly-owned subsidiary of Hunt Companies, Inc. and affiliate of the Manager. Mr. Larsen joined Hunt Mortgage Group (formerly Centerline Capital Group) in 2002 and is a member of its executive management team and investment committee.

Prior to joining Hunt Mortgage Group, Mr. Larsen worked in the real estate consulting and structured finance practices at Arthur Andersen.

Mr. Larsen received a B.A. from The University of Pennsylvania and an MBA from Columbia University.

Mr. Larsen has been a participant in the Real Estate Roundtable’s TPAC and RECPAC committees and is a member of the MBA.

Item 7.01	Regulation FD Disclosure.

On January 18, 2018, the Company issued a press release announcing its entry into a new external management agreement with the Manager, the mutual termination of its management agreement with Oak Circle, its private placement with HCEH and the cancellation of its warrants.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits and Financial Statements.

(d)	Exhibits.

Exhibit No.	Description

4.1	Warrant Termination Agreement, dated January 18, 2018, by and between the Company and XL Investments Ltd
10.1	Management Agreement, dated January 18, 2018 by and between the Company and Hunt Investment Management, LLC
10.2	Securities Purchase Agreement, dated January 18, 2018 by and between the Company and Hunt Companies Equity Holdings, LLC
10.3	Registration Rights Agreement, dated January 18, 2018 by and between the Company and Hunt Companies Equity Holdings, LLC
10.4	Shareholder Agreement, dated January 18, 2018 by and between the Company and Hunt Companies Equity Holdings, LLC
10.5	Termination Agreement, dated January 18, 2018, by and between the Company and Oak Circle
99.1	Press Release, dated January 18, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Oaks Investment Corp.

Date: January 18, 2018	By:	/s/ David Oston
David Oston
Chief Financial Officer, Treasurer and Secretary